Exhibit 3.2.42

93-5	5-40

STATE OF CALIFORNIA

[seal]	Form LP-1

Secretary of State

CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT – Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Section 15621 California Corporations Code.

1.	NAME OF LIMITED PARTNERSHIP

The Camp Recovery Centers, L.P.
2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE	CITY AND STATE	ZIP CODE

111 Middle Avenue	Menlo Park, CA	94025

3. STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IS AN ANOTHER STATE	CITY	ZIP CODE

CA

4. COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED

THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON 19 WITH THE RECORDER OF

COUNTY. FILE OR RECORDATION NUMBER
5.	NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (CONTINUE ON SECOND PAGE, IF NECESSARY)

A.	NAME:	CRC Recovery, Inc.		C. NAME:
	ADDRESS:	111 Middle Avenue		ADDRESS:
	CITY:	Menlo Park STATE: CA	ZIP CODE: 94025	CITY:	STATE:	ZIP CODE:
B.	NAME:			D. NAME:
	ADDRESS:			ADDRESS:
	CITY:	STATE:	ZIP CODE:	CITY:	STATE:	ZIP CODE:

6. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS:

NAME:		Barry W. Karlin

ADDRESS:		1111 Middle Avenue	CITY: Menlo Park		STATE: CA	ZIP CODE: 94025

7.	ANY OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE NOTED BE NOTED ON SEPARATE PAGES AND BY REFERENCE HERENI ARE A PART OF THIS CERTIFICATE.		8.	INDICATE THE NUMBER OF GENERAL PARTNERS SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, DISSOLUTION, CONTINUATION AND CANCELLATION.

	NUMBER OF PAGES ATTACHED:	0		NUMBER OF GENERAL PARTNER(S) SIGNATURE(S) IS/ARE:	1
				(PLEASE INDICATE NUMBER ONLY)

9. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)

By:	/s/ Barry W. Karlin
	SIGNATURE		SIGNATURE

	Barry W. Karlin, President	9/5/95
	POSITION OR TITLE	DATE	POSITION OR TITLE	DATE

	SIGNATURE		SIGNATURE

	POSITION OR TITLE	DATE	POSITION OR TITLE	DATE

10. RETURN ACKNOWLEDGEMENT TO:
NAME	Arthur C. Rinsky
ADDRESS	Gray Cary Ware & Freidenrich
CITY	400 Hamilton Avenue
STATE	Palo Alto, CA 94301-1825
ZIP CODE
SEC/STATE REV. 1/93		FORM LP-1 – FILING FEE: $70.00

Approved by Secretary of State

State of California [seal] Secretary of State AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP A $30.00 filing fee must accompany this form. IMPORTANT – Read instructions before completing this form.	This Space For Filing Use Only

1.	SECRETARY OF STATE FILE NUMBER 199525000014		2. NAME OF LIMITED PARTNERSHIP The Camp Recovery Centers, L.P.
3.	COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.
	A.	LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE APPREVIATION “L.P.”)
	B.	THE STREET ADDRESS OF THE PRINCIPAL OFFICE

ADDRESS
		CITY	STATE	ZIP CODE
	C.	THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
STREET ADDRESS
		CITY	STATE CA	ZIP CODE
	D.	THE ADDRESS OF GENERAL PARTNER(S)
NAME
ADDRESS
		CITY	STATE	ZIP CODE
	E.	NAME CHAGE OF A GENERAL PARTNER	FROM:	TO:
	F.	GENERAL PARTNER(S) CESSATION
	G.	GENERAL PARTNER ADDED
NAME
ADDRESS
		CITY	STATE	ZIP CODE
	H.	THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
		CITY	STATE	ZIP CODE
	I.	THE NAME OF THE AGENT FOR SERVICE OF PROCESS
National Registered Agents, Inc.
	J.	IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
ADDRESS
		CITY	STATE CA	ZIP CODE
	K.	NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION
	L.	OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY)
4.	NUMBER OF PAGES ATTACHED (IF ANY)

5.	I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.
	/s/ Pamela B. Burke	Secretary of General Partner CRC Recovery, Inc.		Pamela Burke	12/15/05
	SIGNATURE		POSITION OR TITLE	PRINT NAME	DATE
	SIGNATURE		POSITION OR TITLE	PRINT NAME	DATE

SEC/STATE (REV. 01-03)	FORM LP-2 FILING FEE: $30.00
Approved by Secretary of State